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                                                                      EXHIBIT 99


                                                         CASE # 98-03364-8P1


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                         UNITED STATES BANKRUPTCY COURT
                           MIDDLE DISTRICT OF FLORIDA

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Name of Debtor-(if individual, enter Last, First, Middle):       Name of Joint Debtor (Spouse)(Last, First, Middle):
     Tour CFG, Inc.
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All Other Names used by the Debtor in the last 6 years           All Other Names used by the Joint Debtor in the last 6 years
(include married, maiden, and maiden names):                     (Include married, maiden, and trade names):
     Affinity Teleproductions
     Affinity Entertainment
     Tour Max Golf, Inc.
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Soc. Sec./Tax I.D. No. (if more than one, state all):            Soc. Sec./Tax I.D. No. (if more than one, state all):
22-2473403
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Street Address of Debtor (No. & Street, City, State              Street Address of Joint Debtor (No. & Street, City, State
& Zip Code):                                                     & Zip Code):

     15310 Amberly Drive
     Suite 370
     Tampa, FL 33647
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County of Residence or of the                                    County of Residence or of the
Principal Place of Business:    Hillsboro                        Principal Place of Business:
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Mailing Address of Debtor (if different from street address):    Mailing Address of Joint Debtor (if different from street address):


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Location of Principal Assets of Business Debtor       15310 Amberly Drive
(if different from address above):                    Suite 370
                                                      Tampa, FL 33647
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          INFORMATION REGARDING THE DEBTOR CHECK THE APPLICABLE BOXES
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VENUE (Check any applicable box)

[X] Debtor has been domiciled or has had a residence, principal place of business, or principal assets in this District for 180 days immediately preceding the date of this petition or for a longer part of such 180 days than in any other District.

[ ] There is a bankruptcy case concerning debtor's affiliate, general partner, or partnership pending in this District.
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               Type of Debtor (Check all boxes that apply)                      Chapter or Section of Bankruptcy Code Under Which
                                                                                     the Petition is Filed (Check one box)
[ ] Individual(s)                  [ ] Railroad
[X] Corporation                    [ ] Stockbroker                    [ ] Chapter 7          [X] Chapter 11          [ ] Chapter 13
[ ] Partnership                    [ ] Commodity Broker               [ ] Chapter 9          [ ] Chapter 12
[ ] Other__________________________________                           [ ] Sec. 304 - Case ancillary to foreign proceeding
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                   Nature of Debts (Check one box)                                           Filing Fee (Check one box)
[ ] Consumer/Non-Business          [X] Business                       [X] Full Filing Fee Attached
----------------------------------------------------------------      [ ] Filing Fee to be paid in installments (Applicable to
                                                                          individuals only)
    Chapter 11 Small Business (Check all boxes that apply)                Must attach signed application for the court's
                                                                          consideration certifying that the debtor is unable
[ ] Debtor is a small business as defined in 11 U.S.C. SS. 10)            to pay fee except in installments.
[ ] Debtor is and elects to be considered a small business                Rule 1006(b). See Official Form No. 3.
    under 11 U.S.C. SS. 1121(e) (Optional)
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Statistical/Administrative Information (Estimates only)
                                                                                                                THIS SPACE IS FOR
[X] Debtor estimates that funds will be available for distribution                                              COURT USE ONLY
    to unsecured creditors.
[ ] Debtor estimates that, after any exempt property is excluded and administrative expenses paid, there will be no funds available for distribution to unsecured creditors.
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                                   1-15   16-49   50-99   100-199   200-999   1000-over
Estimated Number of Creditors      [ ]     [ ]     [X]      [ ]       [ ]        [ ]
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Estimated Assets

     $0 to  $50,001 to $100,001 to  $500,001 to  $1,000,001 to  $10,000,001 to  $50,000,001 to  More than
    $50,000 $100,000    $500,000    $1 million    $10 million    $50 million    $100 million   $100 million
     [  ]     [  ]       [  ]         [  ]          [X]           [  ]            [  ]          [  ]
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Estimated Debts

     $0 to  $50,001 to $100,001 to  $500,001 to  $1,000,001 to  $10,000,001 to  $50,000,001 to  More than
    $50,000 $100,000    $500,000    $1 million    $10 million    $50 million    $100 million   $100 million
     [  ]     [  ]       [  ]         [  ]          [X]           [  ]            [  ]          [  ]
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                                                             CASE # 98-03364-8P1

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VOLUNTARY PETITION                                                                  Name of Debtors:                   Page 2
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 (This page must be completed and filed in every case)                                Tour CFG, Inc.
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Location                                                                            Case Number:             Date Filed:
Where Filed:   NONE
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Name of Debtor:                                                                     Case Number:             Date Filed:
NONE
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District:                                                                           Relationship             Judge:

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SIGNATURES OF DEBTOR(S)(INDIVIDUAL/JOINT)                                           SIGNATURES OF DEBTOR (CORPORATION/PARTNERSHIP

I declare under penalty of perjury that the information provided in this             I declare under penalty of perjury that the
petition is true and correct.                                                        information provided in this petition is true
(If petitioner is an individual whose debts are primarily consumer debts and has     and correct, and that I have been authorized
chosen to file under chapter 7) I am aware that I must proceed under chapter 7.      to file this petition on behalf of the debtor.
11, 12 or 13 of title 11, United States Code, understand the relief available
under each such chapter and choose to proceed under chapter 7.                       The debtor requests relief in accordance with
I request relief in accordance with the one chapter of title 11, United States       the of title 11, United States Code specified
Code, specified in this petition.                                                    in this petition.
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x Not Applicable                                                                     x /s/ Daniel Seifried
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  Signature of Debtor                                                                  Signature of Authorized Individual
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x Not Applicable                                                                       Daniel J. Seifried
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  Signature of Joint Debtor                                                            Print or Type Name of Authorized Individual

                                                                                       President
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  Telephone Number (if not represented by attorney)                                    Title of Authorized Individual
                                                                                                    2/27/98
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  Date                                                                                 Date

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                              Signature of Attorney                                      Signature of Non-Attorney Petition Preparer

  x /s/ Martin L. Sandler                                                              I certify that I am a bankruptcy petition
    --------------------------------------------------------------------------         preparer as defined in 11 U.S. Code 11 and
    Signature of Attorney for Debtor(s)                                                that I prepared this document for compensa-
                                                                                       tion, and that I have provided the debtor
    Martin L. Sandler                                                                  with a copy of this document.
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    Printed Name of Attorney for Debtor(s)                                             Not Applicable
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                                                                                       Printed Name of Bankruptcy Preparer
    Sandler & Sandler, by M. L. Sandler, P.A.
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    Firm Name                                                                        -----------------------------------------------
                                                                                       Social Security Number
    25 SE 2nd Avenue, Ste 729                                                        -----------------------------------------------
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    Address                                                                          -----------------------------------------------
                                                                                       Address
    Miami, FL 33131
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                                                                                       Names and Social Security numbers of all
    (305) 379-6655                                                                     other individuals who prepared or assisted in
    --------------------------------------------------------------------------         preparing this document:
    Telephone Number

    --------------------------------------------------------------------------         If more than one person prepared this
    Date                                                                               document, attach additional sheets
                                                                                       conforming to the appropriate official form
    --------------------------------------------------------------------------         for each person.
                     Exhibit A
    (To be completed if debtor is required to file                                  X  Not Applicable
    periodic reports (e.g., forms 10K and 10 Q) with the                               ---------------------------------------------
    Securities and Exchange Commission pursuant to Section 13                          Signature of Bankruptcy Petition Preparer
    or 15(d) of the Securities and Exchange Act of 1934 and is
    requesting relief under Chapter 11)                                                ---------------------------------------------
 X  Exhibit A is attached and made a part of this petition.
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                                                                                       Date
                    Exhibit B
          (To be completed if debtor is an individual
          whose debts are primarily consumer debts)                                    A bankruptcy petition preparer's failure to
     I, the attorney for the petitioner(s) named in the                                comply with the provisions of title 11 and
     foregoing petition, declare that I have informed the                              the Federal Rules of Bankruptcy Procedure
     petitioner that (he/she) may proceed under chapter                                may result in fines or imprisonment or both
     7, 11, 12 or 13 of Title 11, United States Code,                                  11 U.S.C.  Sec. 11;  U.S.C. sec. 156.
     and have explained the relief available under each
     such chapter.

 X
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    Signature of Attorney for Debtor(s)           Date
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